UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal High Income Fund Inc.

Fund objective

The Fund seeks high current income exempt from federal income taxes.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Board approval of management and subadvisory agreements	18

Additional shareholder information	22

Dividend reinvestment plan	23

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund Inc. for the six-month reporting period ended April 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Western Asset Municipal High Income Fund Inc.	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004.The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

Over the course of the six-month reporting period ended April 30, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV	Western Asset Municipal High Income Fund Inc.

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended April 30, 2010. While risk aversion ruled the fixed-income markets during the latter half of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier and higher-yielding fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.90% and 3.41%, respectively, two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.67% and 3.21%, respectively. Toward the end of the period, yields fell given concerns regarding the escalating debt crisis in Greece. As of April 30, 2010, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively.

Over the six months ended April 30, 2010, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher.

The municipal bond market outperformed its taxable bond counterpart over the six months ended April 30, 2010. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 3.68% and 2.54%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income.

The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended April 30, 2010, Western Asset Municipal High Income Fund Inc. returned 4.72% based on its net asset value (“NAV”)ix and 7.19% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 3.68% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagex returned 7.73% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.22 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$7.57 (NAV)	4.72%
$7.54 (Market Price)	7.19%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on

Western Asset Municipal High Income Fund Inc.	V

most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v                   The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii             The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii          The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix                 Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x                    Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

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Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2010

Western Asset Municipal High Income Fund Inc.

		Maturity	Face
Security	Rate	Date	Amount	Value
Municipal Bonds — 97.9%
Alaska — 0.6%
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport	8.125%	5/1/31	$1,055,000	$947,685	(a)
Arizona — 1.8%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	1,000,000	1,010,150
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,355,265
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	541,225
Total Arizona				2,906,640
Arkansas — 0.4%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	600,000	611,448	(a)
California — 5.9%
California Health Facilities Financing Authority Revenue, Refunding, Cedars-Sinai Medical Center	5.000%	11/15/27	2,000,000	2,021,120
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Asset Backed	7.800%	6/1/42	2,000,000	2,390,920	(b)
M-S-R Energy Authority, CA	7.000%	11/1/34	2,000,000	2,317,540
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	2,000,000	2,187,600
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	559,122
Total California				9,476,302
Colorado — 5.8%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Peak to Peak Project	7.500%	8/15/21	705,000	752,686	(b)
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	700,693
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	510,423
Elbert County Charter	7.375%	3/1/35	785,000	745,216
Unrefunded, University of Denver Project, NATL/FGIC	5.250%	3/1/23	810,000	856,478
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,376,560
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	825,210
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	618,335	(b)
Total Colorado				9,385,601
District of Columbia — 1.2%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	1,994,620
Florida — 7.7%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	860,000	839,025
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,500,000	1,239,990
Capital Projects Finance Authority, FL, Student Housing Revenue, Capital Projects Loan Program, Florida University	7.850%	8/15/31	2,000,000	2,099,160	(b)
Century Parc Community Development District, Special Assessment	7.000%	11/1/31	905,000	897,054
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems	6.000%	11/15/25	1,000,000	1,115,700	(b)
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	2,000,000	2,008,420	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project	9.000%	7/1/31	1,000,000	1,000,870

See Notes to Financial Statements

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	3

Western Asset Municipal High Income Fund Inc.

		Maturity	Face
Security	Rate	Date	Amount	Value
Florida — continued
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	$290,000	$331,934	(c)
Reunion East Community Development District, Special Assessment	7.375%	5/1/33	2,000,000	1,411,940
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,000,000	605,510
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	963,530
Total Florida				12,513,133
Georgia — 6.9%
Atlanta, GA, Airport Revenue:
AGM	5.000%	1/1/26	1,000,000	1,030,470
FGIC	5.625%	1/1/30	1,000,000	1,006,420	(a)
Atlanta, GA:
Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,007,460
Tax Allocation, Atlantic Station Project	7.900%	12/1/24	2,500,000	2,805,250	(b)
Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,120,340
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,107,320
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates	7.250%	11/15/29	1,000,000	1,011,150
Total Georgia				11,088,410
Hawaii — 2.8%
Hawaii State Department of Budget & Finance Special Purpose:
Revenue, Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,170,640
Senior Living Revenue	6.400%	11/15/14	550,000	559,240
Senior Living Revenue	7.500%	11/15/15	1,500,000	1,559,235
Senior Living Revenue, 15 Craigside Project	8.750%	11/15/29	200,000	224,478
Total Hawaii				4,513,593
Illinois — 0.6%
Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	922,510
Indiana — 0.5%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	269,849
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	492,069
Total Indiana				761,918
Kansas — 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,189,123
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,142,800
Louisiana — 1.2%
Epps, LA, COP	8.000%	6/1/18	930,000	936,808
St. John Baptist Parish, LA, Revenue, Marathon Oil Corp.	5.125%	6/1/37	1,000,000	965,890
Total Louisiana				1,902,698

See Notes to Financial Statements

4	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Municipal High Income Fund Inc.

		Maturity	Face
Security	Rate	Date	Amount	Value
Massachusetts — 1.9%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	$825,000	$701,448	(a)
Massachusetts State DFA Revenue, Briarwood	8.250%	12/1/30	1,000,000	1,054,490	(b)
Massachusetts State HEFA Revenue, Caritas Christi Obligation	6.750%	7/1/16	1,000,000	1,045,710
Massachusetts State Port Authority Revenue	13.000%	7/1/13	265,000	316,299	(c)
Total Massachusetts				3,117,947
Michigan — 5.4%
Allen Academy, COP	7.500%	6/1/23	2,130,000	1,896,062
Cesar Chavez Academy, COP	6.500%	2/1/33	1,000,000	899,520
Cesar Chavez Academy, COP	8.000%	2/1/33	1,000,000	1,022,640
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	866,580
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,382,260
Star International Academy, COP	7.000%	3/1/33	960,000	868,214
William C. Abney Academy, COP	6.750%	7/1/19	700,000	702,457
Total Michigan				8,637,733
Missouri — 0.8%
Missouri State HEFA Revenue, Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,326,208
Montana — 1.2%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	2,330,000	1,925,885	(a)
New Hampshire — 1.0%
New Hampshire HEFA Revenue, Healthcare System, Covenant Health System	5.500%	7/1/34	1,600,000	1,604,576
New Jersey — 8.7%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	1,500,000	1,532,715
New Jersey EDA Retirement Community Revenue, SeaBrook Village Inc.	8.250%	11/15/30	1,000,000	1,051,320	(b)
New Jersey Health Care Facilities Financing Authority Revenue:
Trinitas Hospital Obligation Group	5.250%	7/1/30	5,000,000	4,287,850
Trinitas Hospital Obligation Group	7.500%	7/1/30	3,000,000	3,062,550	(b)
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	5,000,000	4,102,600	(a)
Total New Jersey				14,037,035
New Mexico — 0.6%
Otero County, NM, Jail Project Revenue	7.500%	12/1/24	1,000,000	971,530
New York — 3.4%
Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc.	8.250%	11/15/30	700,000	734,265	(b)
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	2,000,000	2,057,480
Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project	8.550%	11/15/32	1,000,000	1,059,920	(b)
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	695,000	717,080	(b)
Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association	7.750%	1/1/22	800,000	872,896	(b)
Total New York				5,441,641

See Notes to Financial Statements

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	5

Western Asset Municipal High Income Fund Inc.

		Maturity	Face
Security	Rate	Date	Amount	Value
Ohio — 2.7%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	$1,500,000	$1,518,240
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,525,530
Riversouth Authority, OH, Revenue, Riversouth Area Redevelopment	5.000%	12/1/25	1,260,000	1,330,711
Total Ohio				4,374,481
Oklahoma — 1.4%
Tulsa County, OK, Industrial Authority, Senior Living Community
Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,311,687
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,015,320
Total Oklahoma				2,327,007
Pennsylvania — 5.7%
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	1,000,000	1,163,020	(b)
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	1,000,000	959,680
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	969,160
Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project	7.500%	2/15/29	920,000	810,115
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	2,000,000	2,151,980
Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,004,130	(a)
Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health	8.125%	11/15/30	2,000,000	2,099,120	(b)
Total Pennsylvania				9,157,205
Puerto Rico — 0.6%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	1,000,000	1,011,700
Tennessee — 3.7%
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	1,000,000	962,390
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,173,025
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	3,000,000	2,882,160
Total Tennessee				6,017,575
Texas — 17.3%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,521,900	(a)(d)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,500,000	1,520,040
Garza County, TX, Public Facility Corp.	5.500%	10/1/18	1,000,000	969,870
Garza County, TX, Public Facility Corp., Project Revenue	5.750%	10/1/25	2,000,000	2,057,420
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	2,000,000	2,053,080	(a)(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	1,877,480

See Notes to Financial Statements

6	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Municipal High Income Fund Inc.

		Maturity	Face
Security	Rate	Date	Amount	Value
Texas — continued
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	$2,750,000	$2,460,728	(a)
Laredo, TX, ISD Public Facility Corp., Lease Revenue, AMBAC	5.000%	8/1/29	1,000,000	1,006,490
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	1,000,000	1,010,360
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,606,575
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	2,092,280
Texas Private Activity Bond Surface Transportation Corp., Senior Lien	6.875%	12/31/39	2,000,000	2,101,200
Texas State Public Finance Authority:
Uplift Education	5.750%	12/1/27	1,500,000	1,481,970
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,000,000	(e)
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,673,521
Willacy County, TX:
Local Government Corp. Revenue	6.875%	9/1/28	1,025,000	933,211
PFC Project Revenue	8.250%	12/1/23	1,000,000	1,063,600
PFC Project Revenue, County Jail	7.500%	11/1/25	580,000	515,985
Total Texas				27,945,710
U.S. Virgin Islands — 1.7%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,742,325
Virginia — 2.3%
Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project	8.125%	4/1/30	335,000	317,181
Broad Street CDA Revenue	7.500%	6/1/33	1,000,000	914,470
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	2,500,000	2,558,250	(a)
Total Virginia				3,789,901
West Virginia — 1.5%
Pleasants County, WV, PCR, Refunding, County Commission Allegheny	5.250%	10/15/37	2,500,000	2,432,625
Wisconsin — 0.6%
Wisconsin State HEFA Revenue, Aurora Health Care	6.400%	4/15/33	1,000,000	1,024,120
Total Investments Before Short-Term Investments (Cost — $157,462,261)				158,241,685
Short-Term Investments — 0.6%
California — 0.2%
California State, GO, Kindergarten-University, LOC-Citibank N.A.	0.240%	5/3/10	200,000	200,000	(f)
Florida — 0.3%
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities Bayfront Projects, LOC-SunTrust Bank	0.370%	5/3/10	500,000	500,000	(f)
Missouri — 0.1%
Missouri State HEFA Revenue, St. Louis University, LOC-Wells Fargo Bank N.A.	0.270%	5/3/10	200,000	200,000	(f)
Total Short-Term Investments (Cost — $900,000)				900,000
Total Investments — 98.5% (Cost — $158,362,261#)				159,141,685
Other Assets in Excess of Liabilities — 1.5%				2,430,226
Total Net Assets — 100.0%				$161,571,911

See Notes to Financial Statements

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	7

Western Asset Municipal High Income Fund Inc.

(a)          Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)         Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)          Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)         Maturity date shown represents the mandatory tender date.

(e)          Security is purchased on a when-issued basis.

(f)            Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LOC	— Letter of Credit — Insured Bonds
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation

Summary of Investments by Industry*

Health care	20.8%
Industrial revenue	16.5
Pre-refunded/escrowed to maturity	14.0
Leasing	11.4
Power	9.5
Education	5.6
Special tax obligation	5.2
Other	4.8
Transportation	4.6
Solid waste/resource recovery	4.1
Local general obligation	1.4
Water & sewer	1.3
Housing	0.2
Short-term investments	0.6
100.0%

* As a percentage of total investments. Please note that Fund holdings are as of April 30, 2010 and are subject to change.

See Notes to Financial Statements

8	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Municipal High Income Fund Inc.

Ratings table†

S&P/Moody’s/Fitch‡
AAA/Aaa	5.4%
AA/Aa	0.8
A	26.8
BBB/Baa	28.3
BB/Ba	7.2
CCC/Caa	1.5
CC/Ca	0.4
A-1/VMIG1	0.6
NR	29.0
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.

See pages 9 and 10 for definitions of ratings.

See Notes to Financial Statements

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	9

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards.Together with the “Aaa” group they comprise what are generally known as high grade bonds.They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

10	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Bond ratings (unaudited) (cont’d)

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $158,362,261)	$159,141,685
Cash	31,406
Interest receivable	3,447,911
Receivable for securities sold	85,000
Prepaid expenses	20,668
Total Assets	162,726,670

Liabilities:
Payable for securities purchased	1,000,000
Investment management fee payable	72,794
Directors’ fees payable	3,973
Accrued expenses	77,992
Total Liabilities	1,154,759
Total Net Assets	$161,571,911

Net Assets:
Par value ($0.01 par value; 21,347,474 shares issued and outstanding; 500,000,000 shares authorized)	$ 213,475
Paid-in capital in excess of par value	192,641,541
Undistributed net investment income	594,827
Accumulated net realized loss on investments	(32,657,356)
Net unrealized appreciation on investments	779,424
Total Net Assets	$161,571,911

Shares Outstanding	21,347,474

Net Asset Value	$7.57

See Notes to Financial Statements

12	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Interest	$5,131,157

Expenses:
Investment management fee (Note 2)	435,287
Directors’ fees	21,953
Audit and tax	21,785
Legal fees	21,768
Shareholder reports	21,571
Transfer agent fees	17,229
Stock exchange listing fees	10,783
Insurance	2,331
Custody fees	560
Miscellaneous expenses	3,823
Total Expenses	557,090
Net Investment Income	4,574,067

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	14,701
Change in Net Unrealized Appreciation/Depreciation From Investments	2,746,299
Net Gain on Investments	2,761,000
Increase in Net Assets From Operations	$7,335,067

See Notes to Financial Statements

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009	2010	2009

Operations:
Net investment income	$ 4,574,067	$ 9,095,478
Net realized gain (loss)	14,701	(5,228,820)
Change in net unrealized appreciation/depreciation	2,746,299	13,451,421
Increase in Net Assets From Operations	7,335,067	17,318,079

Distributions to Shareholders From (Note 1):
Net investment income	(4,729,541)	(9,409,089)
Decrease in Net Assets From Distributions to Shareholders	(4,729,541)	(9,409,089)

Fund Share Transactions:
Reinvestment of distributions (74,396 and 153,817 shares issued, respectively)	546,066	1,059,181
Increase in Net Assets From Fund Share Transactions	546,066	1,059,181
Increase in Net Assets	3,151,592	8,968,171

Net Assets:
Beginning of period	158,420,319	149,452,148
End of period*	$161,571,911	$158,420,319
* Includes undistributed net investment income of:	$594,827	$750,301

See Notes to Financial Statements

14	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2010[1]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.45	$7.08	$8.23	$8.22	$7.95	$7.84

Income (loss) from operations:
Net investment income	0.21	0.43	0.44	0.42	0.42	0.45
Net realized and unrealized gain (loss)	0.13	0.38	(1.17)	—	0.26	0.11
Total income (loss) from operations	0.34	0.81	(0.73)	0.42	0.68	0.56

Less distributions from:
Net investment income	(0.22)	(0.44)	(0.42)	(0.41)	(0.41)	(0.45)
Total distributions	(0.22)	(0.44)	(0.42)	(0.41)	(0.41)	(0.45)

Net asset value, end of period	$7.57	$7.45	$7.08	$8.23	$8.22	$7.95

Market price, end of period	$7.54	$7.25	$6.53	$7.75	$7.84	$7.10
Total return, based on NAV[2,3]	4.72%	12.30%	(9.02)%	5.40%	9.24%	7.82%[4]
Total return, based on Market Price[3]	7.19%	18.49%	(10.89)%	4.06%	16.66%	2.16%

Net assets, end of period (millions)	$162	$158	$149	$173	$173	$167

Ratios to average net assets:
Gross expenses	0.70%[5]	0.71%	0.71%	0.84%[6]	0.79%	0.85%
Net expenses	0.70 [5]	0.71	0.71	0.79 [6,7]	0.79 [7]	0.85
Net investment income	5.78 [5]	6.17	5.59	5.14	5.27	5.74

Portfolio turnover rate	7%	17%	17%	16%	18%	39%

1      For the six months ended April 30, 2010 (unaudited).

2      Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3      The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4      The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

5      Annualized.

6      Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73%.

7      Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•      Level 1 — quoted prices in active markets for identical investments

•      Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Municipal bonds†	—	$158,241,685	—	$158,241,685
Short-term investments†	—	900,000	—	900,000
Total investments	—	$159,141,685	—	$159,141,685

†                  See Schedule of Investments for additional detailed categorizations.

(b) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and

16	Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,439,480
Sales	12,152,180

Western Asset Municipal High Income Fund Inc. 2010 Semi-Annual Report	17

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 6,549,078
Gross unrealized depreciation	(5,769,654)
Net unrealized appreciation	$ 779,424

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2010, the Fund did not invest in any derivative instruments.

5. Distributions subsequent to April 30, 2010

On February 16, 2010, the Board of Directors (the “Board”) declared a dividend in the amount of $0.037 per share payable on May 28, 2010 to shareholders of record on May 21, 2010. On May 17, 2010, the Board of the Fund declared three dividends, each in the amount of $0.037 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

6. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of approximately $32,731,798, of which $601,572 expires in 2010, $5,066,581 expires in 2011, $10,608,178 expires in 2012, $5,677,661 expires in 2013, $1,928,255 expires in 2015, $2,673,203 expires in 2016 and $6,176,348 expires in 2017. These amounts will be available to offset any future taxable capital gains.

18	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory function being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

Western Asset Municipal High Income Fund Inc.	19

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper. The Performance Universe ranged from eleven to fifteen funds, including the Fund, for the 1-, 3-, 5- and 10-year periods ended June 30, 2009.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30, 2009 was ranked in the first quintile among the funds in the Performance Universe for that period. Its performance was ranked in the second quintile of the Performance Universe for the 10-year period ended June 30, 2009 and was better than the median performance for the Performance Universe in that period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the Performance Universe funds. The Board noted that the small number of funds in the Performance Universe and Lipper’s inclusion of both leveraged and non-leveraged funds in the Performance Universe due to the limited number of non-leveraged high yield municipal debt closed-end funds made meaningful comparisons difficult. The Board also considered the Fund’s performance relative to its benchmark(s) and in absolute terms and the volatile market conditions during 2008 and 2009.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the

20	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and fourteen other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, with net common share assets ranging from $67.2 million to $391.1 million. Eight of the other funds in the Expense Universe were larger than the Fund and six were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, on both a contractual basis and actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager were ranked in the first quintile of the Expense Universe. The Lipper Expense Information also showed that the Fund’s actual total expenses on the basis of common share assets were ranked in the first quintile of the Expense Universe. In these rankings, the first quintile represents funds with the lowest fees or expenses, as the case may be, among the funds in the Expense Universe and the fifth quintile represents funds with the highest fees or expenses among the Expense Universe funds. The Board noted that the small number of funds in the Expense Universe and Lipper’s inclusion of both leveraged and non-leveraged funds in the Expense Universe made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal

Western Asset Municipal High Income Fund Inc.	21

Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 8 percent over the period covered by the analysis. Under the circumstances, the Board concluded that the Manager’s profitability remained at a reasonable level in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard them as excessive under the circumstances.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

22	Western Asset Municipal High Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 26, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

		Votes
Nominees	Votes For	Withheld
Daniel P. Cronin	18,848,583	1,054,429
Paolo M. Cucchi	18,829,940	1,073,072
Leslie H. Gelb	18,795,700	1,107,312

At April 30, 2010, in addition to Daniel P. Cronin, Paolo M. Cucchi and Leslie H. Gelb, the other Directors of the Fund were as follows:

Carol L. Colman

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Western Asset Municipal High Income Fund Inc.	23

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions

24	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

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Western Asset

Municipal High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA

President and

Chief Executive Officer

Kaprel Ozsolak

Chief Financial Officer

John Chiota

IdentityTheft Prevention Officer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Municipal High Income Fund Inc.

55 Water Street

NewYork, NewYork 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Transfer agent

American StockTransfer & Trust Company

59 Maiden Lane

NewYork, NewYork 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

NewYork, NewYork 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

NewYork, NewYork 10017-3909

NewYork Stock Exchange Symbol

MHF

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.

55 Water Street

NewYork, NewYork 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS04050 6/10 SR10-1105

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1)   Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	July 1, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal High Income Fund Inc.

Date:	July 1, 2010